SECURITIES AND EXCHANGE COMMISSION

			   Washington, DC  20549


				FORM 8-K

			     CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act
				 of 1934



Date of Report (Date of earliest event reported):  December 13, 2000
						   -----------------


		  MODINE MANUFACTURING COMPANY
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      (Exact name of registrant as specified in its charter)



      Wisconsin                1-1373             39-0482000
---------------------     ----------------   ---------------------
   (State or other          (Commission         (I.R.S. Employer
   jurisdiction of          File Number)      Identification No.)
    incorporation)


1500 DeKoven Avenue, Racine, Wisconsin               53403
------------------------------------------        -----------
(Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including
area code:                                       (262) 636-1200
						 --------------


			 NOT APPLICABLE
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(Former name or former address, if changed since last report.)



	    An Exhibit Index appears on Page 3 herein.





			  Page 1 of 65 pages


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Item 5.  Other Information.
	 -----------------

     On December 13, 2000, Modine Manufacturing Company ("Modine") entered into an Agreement and Plan of Merger with Thermacore International, Inc. (the "Merger Agreement"), a privately-held Pennsylvania corporation based in Lancaster, PA. ("Thermacore"), providing for the merger of a new, wholly-owned subsidiary to be formed by Modine with and into Thermacore (the "Merger"). Thermacore provides advanced thermal solutions for the electronics industry. A copy of the press release announcing the transaction is filed as Exhibit 99.2 hereto.

     The Merger is intended to constitute a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and to be accounted for as a pooling of interests. Under the terms of the Merger Agreement, the aggregate consideration to be paid for all of the outstanding shares of Thermacore common and convertible preferred stock is $93,542,000, and the consideration to be paid per share of Thermacore common stock is approximately $26.20 (the "Per Share Consideration"), which was derived by dividing the aggregate consideration to be paid in the Merger by the number of shares of Thermacore common stock outstanding as of the date of the Merger Agreement, on a fully diluted basis, after giving effect to the conversion of the outstanding Thermacore convertible preferred stock and the exercise of all outstanding options to acquire Thermacore common stock.

     Under the terms of the Merger Agreement, each share of Thermacore common stock will be converted, in the Merger, into that number of shares, or fraction of a share, of Modine common stock equal to the Per Share Consideration divided by the unweighted average of the last-sale prices of Modine's common stock as reported on The Nasdaq Stock Market for the 20 trading days ending on the fifth trading day preceding the effective date of the Merger; provided, however, that that average may not be more than $32.00 nor less than $22.08. Each share of Thermacore convertible preferred stock will be converted into that number of shares of Modine common stock that the holder would have been entitled to receive had such share of convertible preferred stock been converted into Thermacore common stock immediately prior to the Merger. Outstanding options to acquire shares of Thermacore common stock will be converted into options to acquire Modine common stock, based on the exchange ratio used in the Merger for the exchange of Thermacore common stock.

     Consummation of the Merger is subject to various conditions, including (i) the approval of the Merger and the Merger Agreement by the holders of a majority of Thermacore's outstanding common stock and of two-thirds of Thermacore's outstanding preferred stock, (ii) the receipt of necessary approvals under the Hart Scott Rodino Act and the expiration of any applicable waiting period, and (iii)the registration of the shares of Modine common stock to be issued in the Merger under the Securities Act of 1933, as amended.

     Concurrently with the execution of the Merger Agreement, Modine and Thermacore entered into voting agreements with the officers, directors and certain beneficial owners of 5% or more of Thermacore's common and preferred stock, pursuant to which such stockholders have agreed to vote their shares of common stock or preferred stock in favor of the Merger. As of the date of the voting agreement, those stockholders beneficially owned, in the aggregate, 62.8% of the outstanding Thermacore common stock (or 69.2% of the Thermacore common stock, after giving effect to the conversion of all of the outstanding Thermacore preferred stock) and 92.0% of the outstanding Thermacore preferred stock.

     The foregoing summary of the Merger Agreement is qualified in its entirety by reference to the text of the Merger Agreement,a copy of which is filed as an exhibit hereto and is incorporated by reference herein.


Item 7.  Financial Statements and Exhibits.
	 ---------------------------------

	(c)   Exhibits.
	      --------


Reference Number
per Item 601 of
Regulation S-K                                               Page
----------------                                             ----

     1              Not applicable.

    *2              Agreement and Plan of Merger dated
		    as of December 13, 2000 between
		    Modine Manufacturing Company and
		    Thermacore International, Inc.             7

     4(a)           Rights Agreement dated as of
		    October 16, 1986 between the
		    Registrant and First Chicago Trust
		    Company of New York [formerly the
		    First National Bank of Chicago]
		    (Rights Agent) (filed by reference
		    to the Exhibit contained in the
		    Registrant's Annual Report on Form
		    10-K for the fiscal year ended
		    March 31, 1997).

     4(b)(i)        Rights Agreement Amendment No. 1
		    dated as of January 18, 1995
		    between the Registrant and First
		    Chicago Trust Company of New York
		    (Rights Agent) (filed by reference
		    to the Registrant's Annual Report
		    on Form 10-K for the fiscal year
		    ended March 31, 2000).

     4(b)(ii)       Rights Agreement Amendment No. 2
		    dated as of January 18, 1995
		    between the Registrant and First
		    Chicago Trust Company of New York
		    (Rights Agent) (filed by reference
		    to the Registrant's Annual Report
		    on Form 10-K for the fiscal year
		    ended March 31, 2000).

Reference Number
per Item 601 of
Regulation S-K                                               Page
----------------                                             ----

     4(b)(iii)      Rights Agreement Amendment No. 3
		    dated as of October 15, 1996
		    between the Registrant and First
		    Chicago Trust Company of New York
		    (Rights Agent) (filed by reference
		    to the exhibit contained within the
		    Registrant's Quarterly Report on
		    Form 10-Q dated December 26, 1996).

     4(b)(iv)       Rights Agreement Amendment No. 4
		    dated as of November 10, 1997
		    between the Registrant and Norwest
		    Bank Minnesota, N.A., (Rights
		    Agent)[now known as Wells Fargo
		    Bank Minnesota, N.A.] (filed by
		    reference to the exhibit contained
		    within the Registrant's Quarterly
		    Report on Form 10-Q dated
		    December 26, 1997).

		    Note:  The amount of long-term debt
		    ----
		    authorized under any instrument
		    defining the rights of holders of
		    long-term debt of the Registrant,
		    other than as noted above, does not
		    exceed ten percent of the total
		    assets of the Registrant and its
		    subsidiaries on a consolidated
		    basis.  Therefore, no such
		    instruments are required to be
		    filed as exhibits to this Form.
		    The Registrant agrees to furnish
		    copies of such instruments to the
		    Commission upon request.

    16              Not applicable.

    17              Not applicable.

    23              Not applicable.

    24              Not applicable.

    27              Not applicable.

   *99.1            Important Factors and Assumptions
		    Regarding Forward-Looking Statements      63

   *99.2            News Release of Modine Manufacturing
		    Manufacturing Company dated
		    December 13, 2000                         64

*Filed herewith.

			      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 14, 2000.

				MODINE MANUFACTURING COMPANY


				By: D. R. JOHNSON
				    ----------------------------
				    D. R. Johnson, President
				     and Chief Executive Officer


				By: W. E. PAVLICK
				    ----------------------------
				    W. E. Pavlick, Senior Vice
				     President, General Counsel,
				     and Secretary



































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